UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   October 11, 2005
                                                       --------------------


                        Avenue Entertainment Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


           001-12885                                 95-4622429
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    (Commission File Number)               (IRS Employer Identification No.)


                               10 West 66th Street
                            New York, New York 10023
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          (Address of principal executive offices, including zip code)


                                 (212) 769-3814
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.

         (b) On October 11, 2005, Avenue Entertainment Group, Inc. (the "Company") engaged Eisner LLP ("Eisner") as its independent registered public accounting firm. During the two most recent fiscal years and through October 11, 2005, the Company has not consulted with Eisner regarding either: (i) application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item (a)(1)(iv) of Regulation S-B.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AVENUE ENTERTAINMENT GROUP, INC.


                                       By: /s/ GENE FELDMAN
                                           ------------------------------------
Date:  October 17, 2005                    Gene Feldman
                                           President, Chief Executive Officer
                                           and Chief Financial Officer